EXHIBIT 99.1

Investor Presentation
Fourth Quarter 2014
Steve Gardner
President & Chief Executive Officer
sgardner@ppbi.com
949-864-8000

Forward-Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such
statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company.
There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer
Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company has made or may make; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight
Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the
Company’s 2013 Annual Report on Form 10-K, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Pacific Premier Pro Forma Branch

CA
Los Angeles
San Bernardino
Riverside
Corona
Los Alamitos
Seal Beach
Tustin
Palm Springs (2)
Palm Desert (2)
Irvine
Huntington Beach
Newport Beach
Encinitas
San Diego (2)

Russell Investments

NASDAQ®

16 Full-Service
Branch Locations
Company Profile
Exchange / Listing
NASDAQ: PPBI
Focus
Small & Mid-Market
Businesses
Total Assets
$2.5 Billion
Branch Network
Note: Financial information pro forma as of the
quarter ending 12/31/2014
Note: Market data as of 1/28/2015
Headquarters
Irvine, CA
# of Research Analysts
6 Analysts
Market Cap
$326.6 Million
Avg. Daily Volume
31,466 Shares
Note: Map does not include PPBI offices outside of California

Strategic Plan Execution
Pre 2008
▪ Conversion from a thrift to a commercial bank
▪ Improve deposit base and diversify loan portfolio
▪ Regimented approach to credit management
2008 - 2012
▪ Organic growth driven by disciplined sales culture
▪ Geographic expansion through highly accretive FDIC-assisted acquisitions
 ▪ Canyon National Bank (CNB) - $209 million in assets at closing on 2/11/2011 (FDIC-Assisted)
 ▪ Palm Desert National Bank (PDNB) - $121 million in assets at closing on 4/27/2012 (FDIC-Assisted)
Next Stage
▪ Focus on producing EPS growth from scale, efficiency, balance sheet leverage
▪ Increase revenue from recurring fee income through growth in SBA lending
▪ Increase non-interest bearing deposit accounts to over 35% of deposit base
2013 - 2014
▪ Build out our commercial banking platform through acquisitions
 ▪ First Associations Bank (FAB) - $419 million in assets, closed on 3/15/2013 (151 days)
 ▪ San Diego Trust Bank (SDTB) - $208 million in assets, closed on 6/25/2013 (111 days)
 ▪ Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days)
 ▪ Independence Bank (IDPK) - $423 million in assets, closed on 1/26/2015 (96 days)

Deposit Composition - 12/31/2009

Interest Bearing Demand 4%
Non-Int. Bearing Demand 5%
Money Market 13%
Savings 10%
CDs 68%

Total Deposits: $618.7 Million

Proforma Deposit Composition - 12/31/2014

CDs 26%
Non-Int. Bearing Demand 27%
Savings 5%
Money Market 35%
Interest Bearing Demand 7%

Total Deposits: $2.0 Billion
Cost of Deposits: 0.36%

Commercial Bank Transformation - Deposit Composition
▪ 74% of deposits are non-CD deposits
▪ 27% of deposit balances are non-interest bearing deposits
▪ 91% of deposit balances are Core deposits *
Cost of Deposits: 1.79%
* Core deposits are all transaction accounts and non-brokered CD accounts below $250,000

Commercial & Industrial 5%
CRE - Own. Occ. 18%
CRE - Non-Own. Occ. 26%
Other 1%
1-4 Family 2%
Multifamily 48%

Other 7%
Warehouse 6%
Construction 4%
Commercial & Industrial 24%
1-4 Family 6%
Multifamily 17%
CRE - Own. Occ. 13%
CRE - Non-Own. Occ. 23%

Commercial Bank Transformation - Loan Composition
Loan Composition - 12/31/2009
Proforma Loan Composition - 12/31/2014
▪ Loan portfolio is high quality and well-diversified
▪ Business loans represent 46% of total loans at 12/31/14
Total Loans: $576.3 Million
Total Loans: $2.0 Billion

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$619
$567
$807
$659
$556
$827
$829
$730
$961
$905
$978
$1,174
$1,306
$1,235
$1,714
$1,976
$1,957
$2,476
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Total Deposits
Total Loans
Total Assets

Growth Driven Organically and Through M&A
Total Deposits & Total Loans & Total Assets
▪ Total deposits compound annual pro forma growth rate of 26% since 2009
▪ Total loans compound annual pro forma growth rate of 28% since 2009
▪ Total assets compound annual pro forma growth rate of 25% since 2009
Note: All dollars in millions
* Pro forma with Independence Bank
*

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$23.9
$27.4
$47.1
$58.4
$67.3
$87.0
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.12%
3.77%
4.55%
4.62%
4.18%
4.17%
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

Operating Revenue & Net Interest Margin
Net Interest Margin
Operating Revenue
▪ Meaningful operating revenue growth in each of the last several years
▪ Strength in net interest margin through loan pricing discipline and growth in core deposits
Note: Operating revenue = net interest income + non-interest income.
Note: All dollars in millions

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.14%
2.38%
2.85%
3.07%
3.53%
3.01%
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
63.8%
59.2%
56.5%
59.9%
64.7%
61.4%
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

NOTE: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and non-recurring merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, other-than-temporary impairment recovery (loss) on investment securities, and gain on FDIC-assisted transactions.

Expenses & Efficiency
Non-Interest Expense / Avg. Assets
Efficiency Ratio
▪ The Company continues to support its growth efforts by investing in talented producers
▪ The Company will realize benefits from economies of scale as it continues to grow

PPB
Peers *
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
2.93
3.62
3.96
4.11
4.26
4.30
4.24
4.39
4.23
4.29
4.06
4.04
3.77
3.48
3.39
3.21
2.96
1.56
1.24
1.10
1.18
1.05
0.91
1.04
1.70
1.58
1.66
1.36
0.48
0.58
0.40
3.26
1.62
1.31
0.76
0.55
1.67
1.08
0.38
0.33
0.21
0.15
0.20
0.20
0.14
0.12
0.12
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14

Conservative Credit Culture
Nonperforming Assets to Total Assets (%)
▪ The Company has a history of pro-actively addressing credit issues through aggressive problem-asset resolution
 ▪ No troubled debt restructurings (“TDRs”)
 ▪ Loan sales utilized strategically to manage various risks
CNB Acquisition
2/11/11
PDNB Acquisition
4/27/12
* California peer group consists of all insured California institutions, from SNL Financial.

Overview of Q4 2014 Highlights
▪ Stockholder Highlights
 ▪ Diluted earnings per share of $0.23
 ▪ Return on average tangible common equity of 9.56%*
 ▪ Return on average assets of 0.78%
 ▪ Excluding non-recurring expenses, adjusted net income was $5.4 million, or $0.31 per diluted share *
▪ Financial Highlights
 ▪ Net loans of $1.6 billion, an annualized increase of 22% or $79.2 million compared to prior quarter
 ▪ Record loan originations of $218 million
 ▪ Adjusted efficiency ratio of 57.9%
▪ Other Highlights
 ▪ Franchise lending contributed $58 million in C&I loan growth
 ▪ Construction lending originations of $56 million
 ▪ Significant business development in commercial banking with 36% of originations in C&I loans
*Please refer to non-GAAP reconciliation

Rank	Company	Exchange	City, State	Total Assets
1	City National Corporation	NYSE	Los Angeles, CA	32,610,363
2	East West Bancorp, Inc.	NASDAQ	Pasadena, CA	28,738,049
3	PacWest Bancorp	NASDAQ	Los Angeles, CA	16,234,800
4	Cathay General Bancorp	NASDAQ	Los Angeles, CA	11,511,846
5	CVB Financial Corp.	NASDAQ	Ontario, CA	7,377,920
6	BBCN Bancorp, Inc.	NASDAQ	Los Angeles, CA	7,140,330
7	Farmers & Merchants Bank of Long Beach	OTCQB	Long Beach, CA	5,580,725
8	BofI Holding, Inc.	NASDAQ	San Diego, CA	5,194,721
9	Opus Bank	NASDAQ	Irvine, CA	5,084,990
10	Wilshire Bancorp, Inc.	NASDAQ	Los Angeles, CA	4,155,469
11	Community Bank	OTCQB	Pasadena, CA	3,585,719
12	**Pacific Premier Bancorp, Inc.**	**NASDAQ**	**Irvine, CA**	**2,475,590**
13	CU Bancorp	NASDAQ	Los Angeles, CA	2,265,117
14	Preferred Bank	NASDAQ	Los Angeles, CA	2,054,154
15	American Business Bank	OTCQB	Los Angeles, CA	1,534,869
16	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa, CA	1,099,610
17	Malaga Financial Corporation	OTCQB	Palos Verdes Estates, CA	947,000
18	California First National Bancorp	NASDAQ	Irvine, CA	652,001
19	Community West Bancshares	NASDAQ	Goleta, CA	557,318
20	Plaza Bank	OTCQB	Irvine, CA	554,105

Creating Scarcity Value
*Southern California includes LA, Orange, Imperial, Riverside, San Bernardino,
San Diego Counties
**PPBI pro forma with Independence Bank as of 12/31/14
▪ Ranked 12th largest among exchange listed banks by total assets in Southern California*
Source: SNL Financial, as of 12/31/2014 or most recent quarter available
Note: Includes banks listed on NASDAQ/NYSE/OTCB. Excludes pending acquisition targets

▪ Small and middle market business banking focus
▪ Full suite of business banking services, including: cash
 management, payroll and merchant card services
▪ Customized C&I and commercial real estate loans
Commercial Banking Business Units
Business Banking
SBA Lending
HOA Banking
Warehouse Lending
Income Property Lending
▪ Small Business Administration (“SBA”) Loans
▪ California Capital Access Program (“Cal CAP”) Loans
▪ United State Department of Agriculture (“USDA”) Loans
▪ Bureau of Indian Affairs (“BIA”) Loans
▪ Nationwide leader of customized cash management,
 electronic banking services and credit facilities for:
 ▪ Home Owner Association (“HOA”) Companies
 ▪ HOA Management Companies
▪ Credit facilities and electronic banking services
 exclusively designed for large and small mortgage
 banking concerns
▪ Credit facilities and banking services for commercial
 real estate (“CRE”) investors
▪ Structured CRE and bridge loan flexibility
Construction Lending
▪ Construction loans for developers and owner users on
 residential and CRE properties
▪ New team assembled in first half of 2013
Franchise Lending
▪ Financing for established and experienced owner
 operators of Quick Serve Restaurants nationwide
▪ C&I and CRE loans secured by equipment and real
 estate
Nonprofit & Escrow Banking
▪ Customized credit solutions for nonprofits
▪ Specialized cash management and electronic banking
 products to meet escrow and title company needs

Disciplined Sales Culture Drives Organic Growth
▪ Business development team consists of early career sales executives with real estate or financial services experience
▪ Consistent calling effort identifies prospects
▪ Diligent monitoring and management of quantity and quality of lead generation
▪ Senior commercial bankers utilized to close new relationships
Business
Development /
Sales Infrastructure
Consistent
Contact
Lead
Generation
Management
Senior Commercial
Bankers Close New
Relationships

Acquisition & Integration Strategy
General Acquisition Criteria
Integration Strategy
▪ Look for strategic, financially compelling and
 culturally compatible organizations
 ▪ Favorable markets / demographics
 ▪ Must complement our business banking
 strategy
▪ Disciplined approach to analysis, pricing and
 structuring of each transaction
 ▪ Realistic cost savings assumptions
▪ Core customer retention
 ▪ Keeping franchise value intact
▪ Aggressive approach to timely and effective
 integration
▪ Identify key players that fit into our culture
 and who can add value to the organization
▪ Immediately meet with new customer base to
 begin cross-selling products and services
▪ Aggressive approach to disposition of any
 problem assets inherited in a transaction
▪ Diligent approach to acquisitive growth and business integration

Acquisition of Independence Bank
Strategic
Rationale
▪ Compelling in-market consolidation opportunity that strengthens PPBI’s competitive position as one of the premier community banks headquartered in Southern California with $2.5 billion pro forma assets
▪ Geographic fit - enhances and connects PPBI’s footprint in Southern California
 ▪ Fills in existing franchise between Orange County and Coachella Valley
▪ Deep understanding of respective business model, customer base and employees
▪ Addition of attractive loan portfolio with no substantial asset quality issues
▪ Valuable low-cost core deposit franchise
 ▪ 25.9% non-interest bearing deposits and 81.5% non-CD deposits
 ▪ Total cost of deposits of 0.40%
Financially
Attractive
▪ First full year EPS accretion of approximately 9.6% in 2016(1)
▪ Internal rate of return in excess of 20%
▪ Tangible book value per share payback period of approximately 3.2 years(2)
▪ Significant cost savings and operational synergies due to branch overlap - Cost savings of 45%
Source: SNL Financial, financial information as of the quarter ended 9/30/2014, based on regulatory data
(1) Based on PPBI mean EPS estimates for 2014 and 2015 per SNL FactSet research, prior to merger agreement. Excludes non-
recurring merger related expenses in 2015
(2) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution with the estimated pro forma PPBI EPS accretion
Merger closed on January 26, 2015. Expect to complete integration by April 2015

Capital Resources
▪ Well capitalized and equipped to execute on the Company’s growth strategy
▪ Pure common equity capital structure (no TARP / preferred equity)
*Please refer to non-GAAP reconciliation
	Pro forma as of December 31, 2014
	Well-Capitalized Requirement	Pacific Premier Bancorp, Inc.	Pacific Premier Bank
Stockholders' Equity		$ 262,361	$ 310,438
Tangible Common Equity		$ 206,199	$ 254,276
Tier 1 Capital		$ 215,001	$ 256,644

Regulatory Capital Ratios:
Tier 1 Leverage Capital Ratio	5.00%	9.08%	10.83%
Tier 1 Risk-Based Capital Ratio	6.00%	10.12%	12.11%
Total Risk Based Capital Ratio	10.00%	13.54%	12.71%

Tangible Common Equity Ratio*		8.52%	10.53%

200.0%
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
+151%
+84%
+57%
PPBI
SNL Bank
NASDAQ Bank

Superior Market Performance (PPBI)
Source: SNL Financial, market information as of 10/21/2014
▪ The Company’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank
 Index) in the market over the last 3 years
 ▪ Since December 2011, PPBI’s stock price is up 151% versus the SNL Bank at 84% and NASDAQ bank indices at 57%

▪ Achieve economies of scale and operating leverage as a $2.5 billion bank
▪ Business lines that generate higher risk adjusted returns
▪ Proven track record of executing on acquisitions and organic growth
▪ Continue to evaluate attractive acquisition opportunities in California
▪ Deposit platform will fund continued loan growth
▪ Create scarcity value among banks in Southern California
PPBI Outlook
Continued Focus on Building Long-term Franchise Value

Appendix material
PPBI Supplemental Information

At And For The Three Months Ended				
	Dec-13	Mar-14	Jun-14	Sep-14	Dec-14
Balance Sheet					
Total Assets	$1,714,187	$1,745,282	$1,921,525	$2,034,248	$2,475,590
Total Gross Loans	1,243,252	1,325,469	1,466,350	1,547,911	1,966,946
Total Deposits	1,306,286	1,435,203	1,445,581	1,543,466	1,976,294
Gross Loans / Deposits	95.2%	92.4%	101.4%	100.3%	99.5%
Financial Performance					
Net Interest Income	$ 16,666	$ 16,635	$ 17,698	$ 19,020	$ 19,267
Provision for Loan Losses	596	949	1,030	1,284	1,421
Total Non-Interest Income	2,617	2,052	2,471	4,467	5,402
Total Non-Interest Expense	12,009	13,541	11,641	13,343	16,468
Net Income before Taxes	6,678	4,197	7,498	8,860	6,780
Provision for Taxes	2,474	1,565	2,855	3,410	2,889
Net Income	4,204	2,632	4,643	5,450	3,891
Diluted EPS	$ 0.24	$ 0.15	$ 0.27	$ 0.31	$ 0.23
Performance & Capital Ratios					
Return on Average Assets	1.05%	0.64%	1.06%	1.14%	0.78%
Return on Average Equity	9.69%	5.77%	9.79%	11.25%	7.88%
Return on Average Tangible Common Equity *	11.69%	7.22%	11.96%	13.60%	9.56%
Net Interest Margin	4.32%	4.30%	4.26%	4.14%	4.02%
Tangible Common Equity/ Tangible Assets *	8.94%	9.30%	8.62%	8.43%	8.52%
Tangible book value per share *	$ 9.08	$ 9.26	$ 9.56	$ 9.90	$ 9.64
Tier 1 Risk-based Ratio	12.54%	12.23%	10.99%	10.53%	10.12%
Risk-based Capital Ratio	13.17%	12.88%	11.62%	14.71%	13.54%

Financial Highlight Trends
Note: All dollars in thousands, except per share. *Please refer to non-GAAP reconciliation
** Proforma with Independence Bank
**
**
**
**
**
**
**
**

Non-GAAP Financial Measures
Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts.  We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets.  We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.  Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.
Note: All dollars in thousands, except per share data.
	PPBI					PPB
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2014	2014	2014	2014 *	2014 *

Total stockholders' equity	$ 175,226	$ 188,860	$ 192,181	$ 197,857	$ 262,361	$ 310,438
Less: Intangible assets	(24,056)	(29,324)	(29,071)	(28,817)	(56,162)	(56,162)
Tangible common equity	$ 151,170	$ 159,536	$ 163,110	$ 169,040	$ 206,199	$ 256,644

Total assets	$ 1,714,187	$ 1,745,282	$ 1,921,525	$ 2,034,248	$ 2,475,590	$ 2,470,479
Less: Intangible assets	(24,056)	(29,324)	(29,071)	(28,817)	(56,162)	(56,162)
Tangible assets	$ 1,690,131	$ 1,715,958	$ 1,892,454	$ 2,005,431	$ 2,419,428	$ 2,414,317

Common Equity ratio	10.22%	10.82%	10.00%	9.73%	10.60%	12.57%
Less: Intangibility equity ratio	(1.28%)	(1.52%)	(1.38%)	(1.30%)	(2.08%)	(2.04%)
Tangible common equity ratio	8.94%	9.30%	8.62%	8.43%	8.52%	10.53%

Basic shares outstanding	16,656,279	17,224,977	17,068,641	17,069,216	21,384,783

Book value per share	$ 10.52	$ 10.96	$ 11.26	$ 11.59	$ 12.27
Less: Intangible book value per share	(1.44)	(1.70)	(1.70)	(1.69)	(2.63)
Tangible book value per share	$ 9.08	$ 9.26	$ 9.56	$ 9.90	$ 9.64
* Pro forma with Independence Bank

Non-GAAP Financial Measures
For the periods presented below, adjusted net income and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts.  We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders'
equity during the period.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and
ratios.   However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-
GAAP measure of return on average tangible common equity to the GAAP measure of return on common stockholders’ equity is set forth below.
Note: All dollars in thousands
	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2014	2014	2014	2014

Net income	$ 4,204	$ 2,632	$ 4,643	$ 5,450	$ 3,891
Plus: Tax effected CDI amortization	159	159	157	156	145
Adjusted net income	$ 4,363	$ 2,791	$ 4,800	$ 5,606	$ 4,036

Average stockholders' equity	$ 173,455	$ 182,313	$ 189,673	$ 193,844	$ 197,620
Less: Average core deposit intangible	6,755	6,501	6,248	5,994	5,741
Less: Average goodwill	17,428	21,109	22,950	22,950	22,950
Average tangible common equity	$ 149,272	$ 154,703	$ 160,475	$ 164,900	$ 168,929

Return on average common equity	9.69%	5.77%	9.79%	11.25%	7.88%
Plus: Intangible return on average tangible common equity	2.00%	1.45%	2.17%	2.35%	1.68%
Return on average tangible common equity	11.69%	7.22%	11.96%	13.60%	9.56%

Non-GAAP Financial Measures
For periods presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related and litigation expenses in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies.
Note: All dollars in thousands
Three Months Ended
December 31,
2014

Net income	$ 3,891
Plus merger related and litigation expenses, net of tax	1,516
Adjusted net income	$ 5,407

Diluted earnings per share	$ 0.23
Plus merger related and litigation expenses, net of tax	0.08
Adjusted diluted earnings per share	$ 0.31

Return on average assets	0.78%
Plus merger related and litigation expenses, net of tax	0.31%
Return on average tangible common equity	1.09%